Exhibit 4.1

CISCO SYSTEMS, INC.

Officer’s Certificate

September 20, 2016

Reference is made to the Indenture dated as of March 3, 2014 (the “Indenture”) by and between Cisco Systems, Inc. (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Trustee is the trustee for any and all securities issued under the Indenture. Pursuant to Section 2.01 and Section 2.03 of the Indenture the undersigned officer of the Company does hereby certify on behalf of the Company, solely in his capacity as an officer of the Company and not as an individual, in connection with the issuance of (i) $500,000,000 aggregate principal amount of Floating Rate Notes due September 20, 2019 (the “Floating Rate Notes”), (ii) $1,500,000,000 aggregate principal amount of 1.400% Senior Notes due 2019 (the “2019 Fixed Rate Notes”), (iii) $2,000,000,000 aggregate principal amount of 1.850% Senior Notes due 2021 (the “2021 Fixed Rate Notes”), (iv) $750,000,000 aggregate principal amount of 2.200% Senior Notes due 2023 (the “2023 Fixed Rate Notes”) and (v) $1,500,000,000 aggregate principal amount of 2.500% Senior Notes due 2026 (the “2026 Fixed Rate Notes” and, together with the Floating Rate Notes, the 2019 Fixed Rate Notes, the 2021 Fixed Rate Notes and the 2023 Fixed Rate Notes, the “Notes”) that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

1.	Floating Rate Notes

Title:	Floating Rate Notes due September 20, 2019

Issuer:	Cisco Systems, Inc.

Trustee, Securities Registrar, Transfer Agent, Authenticating Agent, Calculation Agent and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount at Maturity:	$500,000,000

Principal Payment Date:	September 20, 2019

Interest:	Floating rate equal to three-month LIBOR plus 0.340%

Date from which Interest will Accrue:	September 20, 2016

Interest Payment Dates:	March 20, June 20, September 20 and December 20, commencing on December 20, 2016

Redemption:	The Company may not redeem the Floating Rate Notes due September 20, 2019 prior to their maturity

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 above that amount

Miscellaneous:	The terms of the Floating Rate Notes shall include such other terms as are set forth in the form of Floating Rate Notes attached hereto as Exhibit A and in the Indenture.

2.	2019 Fixed Rate Notes

Title:	1.400% Senior Notes due 2019

Issuer:	Cisco Systems, Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount at Maturity:	$1,500,000,000

Principal Payment Date:	September 20, 2019

Interest:	1.400% per annum

Date from which Interest will Accrue:	September 20, 2016

Interest Payment Dates:	March 20 and September 20, commencing on March 20, 2017

Redemption:

The Company may at its option redeem the 2019 Fixed Rate Notes in whole or in part, at any time or from time to time, upon notice mailed (or transmitted in accordance with the procedures of the Depositary) to the registered address of each Holder of such notes at least 30 days but not more than 60 days prior to the date of redemption. The redemption price will be calculated by the Company and will be equal to the greater of (1) 100% of the principal amount of the 2019 Fixed Rate Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments on such notes discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate plus 10 basis points plus, in each case, accrued interest thereon to the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 above that amount

Miscellaneous:	The terms of the 2019 Fixed Rate Notes shall include such other terms as are set forth in the form of 2019 Fixed Rate Notes attached hereto as Exhibit B and in the Indenture.

3.	2021 Fixed Rate Notes

Title:	1.850% Senior Notes due 2021

Issuer:	Cisco Systems, Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount at Maturity:	$2,000,000,000

Principal Payment Date:	September 20, 2021

Interest:	1.850% per annum

Date from which Interest will Accrue:	September 20, 2016

Interest Payment Dates:	March 20 and September 20, commencing on March 20, 2017

Redemption:	The Company may at its option redeem the 2021 Fixed Rate Notes in whole or in part, at any time or from time to time, upon notice mailed (or transmitted in accordance with the procedures of the Depositary) to the registered address of each Holder of such notes at least 30 days but not more than 60 days prior to the date of redemption. The redemption price will be calculated by the Company and will be equal to the greater of (1) 100% of the principal amount of the 2021 Fixed Rate Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments on such notes discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate plus 10 basis points plus, in each case, accrued interest thereon to the date of redemption. Notwithstanding the foregoing, on or after August 20, 2021, the Company may redeem the 2021 Fixed Rate Notes at a redemption price of 100% of the principal amount of the 2021 Fixed Rate Notes to be redeemed, plus accrued interest thereon to the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 above that amount

Miscellaneous:	The terms of the 2021 Fixed Rate Notes shall include such other terms as are set forth in the form of 2021 Fixed Rate Notes attached hereto as Exhibit C and in the Indenture.

4.	2023 Fixed Rate Notes

Title:	2.200% Senior Notes due 2023

Issuer:	Cisco Systems, Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount at Maturity:	$750,000,000

Principal Payment Date:	September 20, 2023

Interest:	2.200% per annum

Date from which Interest will Accrue:	September 20, 2016

Interest Payment Dates:	March 20 and September 20, commencing on March 20, 2017

Redemption:

The Company may at its option redeem the 2023 Fixed Rate Notes in whole or in part, at any time or from time to time, upon notice mailed (or transmitted in accordance with the procedures of the Depositary) to the registered address of each Holder of such notes at least 30 days but not more than 60 days prior to the date of redemption. The redemption price will be calculated by the Company and will be equal to the greater of (1) 100% of the principal amount of the 2023 Fixed Rate Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments on such notes discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate plus 12.5 basis points plus, in each case, accrued interest thereon to the date of redemption. Notwithstanding the foregoing, on or after July 20, 2023, the Company may redeem the 2023 Fixed Rate Notes at a redemption price of 100% of the principal amount of the 2023 Fixed Rate Notes to be redeemed, plus accrued interest thereon to the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 above that amount

Miscellaneous:	The terms of the 2023 Fixed Rate Notes shall include such other terms as are set forth in the form of 2023 Fixed Rate Notes attached hereto as Exhibit D and in the Indenture.

5.	2026 Fixed Rate Notes

Title:	2.500% Senior Notes due 2026

Issuer:	Cisco Systems, Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount at Maturity:	$1,500,000,000

Principal Payment Date:	September 20, 2026

Interest:	2.500% per annum

Date from which Interest will Accrue:	September 20, 2016

Interest Payment Dates:	March 20 and September 20, commencing on March 20, 2017

Redemption:

The Company may at its option redeem the 2026 Fixed Rate Notes in whole or in part, at any time or from time to time, upon notice mailed (or transmitted in accordance with the procedures of the Depositary) to the registered address of each Holder of such notes at least 30 days but not more than 60 days prior to the date of redemption. The redemption price will be calculated by the Company and will be equal to the greater of (1) 100% of the principal amount of the 2026 Fixed Rate Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments on such notes discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate plus 12.5 basis points plus, in each case, accrued interest thereon to the date of redemption. Notwithstanding the foregoing, on or after June 20, 2026 the Company may redeem the 2026 Fixed Rate Notes at a redemption price of 100% of the principal amount of the 2026 Fixed Rate Notes to be redeemed, plus accrued interest thereon to the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 above that amount

Miscellaneous:	The terms of the 2026 Fixed Rate Notes shall include such other terms as are set forth in the form of 2026 Fixed Rate Notes attached hereto as Exhibit E and in the Indenture.

Subject to the representations, warranties and covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Company and an Officer’s Certificate, to issue additional notes from time to time under each series of notes issued hereby. Any such additional notes of a series shall have identical terms as the Floating Rate Notes, 2019 Fixed Rate Notes, 2021 Fixed Rate Notes, 2023 Fixed Rate Notes or 2026 Fixed Rate Notes, as the case may be, issued on the issue date, other than with respect to the date of issuance and the issue price (together the “Additional Notes”). Any Additional Notes will be issued in accordance with Section 2.03 of the Indenture.

Such officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In such officer’s opinion, such officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance and authentication of the Notes have been complied with. In such officer’s opinion, such covenants and conditions have been complied with.

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IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of Cisco Systems, Inc.

Dated: September 20, 2016

CISCO SYSTEMS, INC.

By:
Name:	Roger Biscay
Title:	Senior Vice President, Treasurer and Global Risk Management

[SIGNATURE PAGE - OFFICER’S CERTIFICATE]

EXHIBIT A

[FORM OF FLOATING RATE NOTE]

[FORM OF FACE OF NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibit A-1

Cisco Systems, Inc.

Floating Rate Notes due September 20, 2019

No.	CUSIP No. 17275R BK7
ISIN No. US17275RBK77

Initially $

CISCO SYSTEMS, INC., a California corporation (the “Company”), which term includes any successor under the Indenture hereinafter referred to on the reverse hereof, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of                      ($        ) or such other amount as indicated on the Schedule of Exchange of Notes attached hereto on September 20, 2019.

Interest Rate: Three-month LIBOR plus 0.340%

Interest Payment Dates: March 20, June 20, September 20 and December 20 of each year, commencing December 20, 2016

Record Date: The Business Day immediately preceding the relevant Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

Exhibit A-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CISCO SYSTEMS, INC.

By:
Authorized Signatory

Exhibit A-3

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Exhibit A-4

Cisco Systems, Inc.

Floating Rate Notes due September 20, 2019

Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or provided for or, if no interest has been paid, from September 20, 2016, to but excluding the next Interest Payment Date; provided that if an Interest Payment Date for the Notes falls on a day that is not a Business Day, the interest payment shall be postponed to the next succeeding Business Day unless such next succeeding Business Day would be in the following month, in which case, the Interest Payment Date shall be the immediately preceding Business Day. The Company will pay interest quarterly in arrears on each Interest Payment Date, commencing December 20, 2016, to the person in whose name the Notes are registered at the close of business on the immediately preceding Record Date. Interest will be computed on the basis of the actual number of days in an interest period and a 360-day year.

The Notes will bear interest for each interest period at a rate determined by the calculation agent. The calculation agent is The Bank of New York Mellon Trust Company, N.A. until such time as the Company appoints a successor calculation agent. The interest rate on the Notes for a particular interest period will be equal to three-month LIBOR as determined on the interest determination date plus 0.340%. The interest determination date for an interest period will be the second London Business Day preceding the first day of such interest period. Promptly upon determination, the calculation agent will inform the Trustee and the Company of the interest rate for the next interest period. Absent manifest error, the determination of the interest rate by the calculation agent shall be binding and conclusive on the Holders, the Trustee and the Company.

A London business day is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market (“London Business Day”).

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on the Reuters screen “LIBOR01” at approximately 11:00 a.m., London time, on such interest determination date. If on an interest determination date, such rate does not appear on the Reuters screen “LIBOR01” as of 11:00 a.m., London time, or if the Reuters screen “LIBOR01” is not available on such date, the calculation agent will obtain such rate from Bloomberg L.P.’s page “BBAM.”

If no offered rate appears on the Reuters screen “LIBOR01” or Bloomberg L.P. page “BBAM” on an interest determination date at approximately 11:00 a.m., London time, then the Company will select four major banks in the London interbank market and the Calculation Agent shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the

Exhibit A-5

arithmetic average of the quotations provided. Otherwise, the Company will select three major banks in New York City and the Calculation Agent shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period.

Upon request from any Holder, the calculation agent will provide the interest rate in effect for the Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

Dollar amounts resulting from such calculation will be rounded to the nearest cent, with one-half cent being rounded upward.

Paying Agent

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

Indenture; Defined Terms

This Note is one of the Floating Rate Notes due September 20, 2019 (the “Notes”) issued under an Indenture, dated as of March 3, 2014, between the Company and the Trustee (the “Indenture”) and established pursuant to an Officer’s Certificate dated September 20, 2016, issued pursuant to Sections 2.01 and 2.03 of the Indenture. This Note is a Security and the Notes are “Securities” under the Indenture. For purposes of the Indenture, “holder” includes the beneficial owner of interests in any Security.

Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “Trust Indenture Act”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the Trust Indenture Act, and thereafter as in effect on the date on which the Indenture is qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

Denominations; Transfer; Exchange

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.

Exhibit A-6

Amendment; Supplement; Waiver

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the rights of any Holder of a Security.

Defaults and Remedies

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of the Securities of all affected series then Outstanding (including the Notes) voting together as a single class, shall by written notice, require the Company to repay immediately the entire principal amount of the Outstanding Securities, together with all accrued and unpaid interest. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, then the entire principal amount of the Outstanding Securities (including the Notes) will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities of all affected series (including the Notes) at the time Outstanding (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

Authentication

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

Abbreviations and Defined Terms

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

Exhibit A-7

CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law

The laws of the State of New York shall govern the Indenture and this Note.

Exhibit A-8

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

Signature

Signature Guarantee:

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

Exhibit A-9

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

Exhibit A-10

EXHIBIT B

[FORM OF 2019 FIXED RATE NOTE]

[FORM OF FACE OF NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibit B-1

Cisco Systems, Inc.

1.400% Senior Notes due 2019

No.	CUSIP No. 17275R BG6
ISIN No. US17275RBG65

Initially $

CISCO SYSTEMS, INC., a California corporation (the “Company”), which term includes any successor under the Indenture hereinafter referred to on the reverse hereof, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of                      ($        ) or such other amount as indicated on the Schedule of Exchange of Notes attached hereto on September 20, 2019.

Interest Rate: 1.400% per annum

Interest Payment Dates: March 20 and September 20 of each year, commencing March 20, 2017

Record Dates: March 5 and September 5

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

Exhibit B-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CISCO SYSTEMS, INC.

By:
Authorized Signatory

Exhibit B-3

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Exhibit B-4

Cisco Systems, Inc.

1.400% Senior Notes due 2019

Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or provided for, if no interest has been paid, from September 20, 2016, to but excluding the next Interest Payment Date; provided that if an Interest Payment Date for the Notes falls on a day that is not a Business Day, the interest payment shall be postponed to the next succeeding Business Day. The Company will pay interest semiannually in arrears on each Interest Payment Date, commencing March 20, 2017, to the person in whose name the Notes are registered at the close of business on the immediately preceding Record Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Redemption

The Notes are redeemable, in whole or in part, at the option of the Company, at any time or from time to time, at a redemption price (the “Redemption Price”) equal to the greater of (a) 100% of the principal amount to be redeemed and (b) the sum of the present values of the Remaining Scheduled Payments on such Notes discounted to the Redemption Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest to, but excluding the date of redemption upon delivery of the Notes to the Paying Agent by the Holder as set forth in the Indenture. Notwithstanding the foregoing, any payment of interest becoming due on or before the date fixed for redemption shall be payable to the Holders of such Notes registered as such on the relevant record date. The Redemption Price will be paid in cash. The Company shall calculate the relevant Redemption Price.

The Company will prepare and mail (or otherwise transmit in accordance with the procedures of the Depositary) a notice of redemption to each Holder to be redeemed by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. On and after a redemption date, interest will cease to accrue on the Notes called for redemption (unless the Company shall default in the payment of the redemption price and accrued interest). If less than all of the Notes are to be redeemed, the Depositary shall select the Notes to be redeemed in accordance with its operational arrangements. If the Notes are not Global Securities held by the Depositary, the Notes to be redeemed shall be selected by the Trustee by lot; provided, however that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

“Comparable Treasury Issue” means the United States Treasury security, selected by a Reference Treasury Dealer (as defined below) as selected by the Company, as having an actual or interpolated maturity comparable to the remaining term of the Notes called for redemption, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of Notes called for redemption.

Exhibit B-5

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date after excluding the highest and lowest Reference Treasury Dealer Quotations or (2) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations for that redemption date.

“Reference Treasury Dealer” means Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and any other primary U.S. Government securities dealer selected by the Company, and each of their respective successors. If any Reference Treasury Dealer shall cease to be a primary U.S. Government securities dealer, the Company will substitute another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotations” means, on any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealer selected by the Company at 3:30 p.m., New York City time, on the third Business Day preceding that redemption date.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of and interest on the Notes called for redemption that would be due after the related redemption date but for that redemption. If that redemption date is not an Interest Payment Date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on such Notes will be reduced by the amount of interest accrued to such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent Yield to Maturity (computed as of the third Business Day immediately preceding that redemption date) of the Comparable Treasury Issue (as defined above), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined above) for that redemption date.

Paying Agent

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

Indenture; Defined Terms

This Note is one of the 1.400% Senior Notes due 2019 (the “Notes”) issued under an Indenture, dated as of March 3, 2014, between the Company and the Trustee (the “Indenture”) and established pursuant to an Officer’s Certificate dated September 20, 2016, issued pursuant to Sections 2.01 and 2.03 of the Indenture. This Note is a Security and the Notes are “Securities” under the Indenture. For purposes of the Indenture, “holder” includes the beneficial owner of interests in any Security.

Exhibit B-6

Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “Trust Indenture Act”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the Trust Indenture Act, and thereafter as in effect on the date on which the Indenture is qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

Denominations; Transfer; Exchange

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.

Amendment; Supplement; Waiver

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the rights of any Holder of a Security.

Defaults and Remedies

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of the Securities of all affected series then Outstanding (including the Notes) voting together as a single class, shall by written notice, require the Company to repay immediately the entire principal amount of the Outstanding Securities, together with all accrued and unpaid interest. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, then the entire principal amount of the Outstanding Securities (including the Notes) will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities of all affected series (including the Notes) at the time Outstanding (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

Exhibit B-7

Authentication

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

Abbreviations and Defined Terms

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law

The laws of the State of New York shall govern the Indenture and this Note.

Exhibit B-8

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

Signature

Signature Guarantee:

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

Exhibit B-9

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

Exhibit B-10

EXHIBIT C

[FORM OF 2021 FIXED RATE NOTE]

[FORM OF FACE OF NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibit C-1

Cisco Systems, Inc.

1.850% Senior Notes due 2021

No.	CUSIP No. 17275RBJ0
ISIN No. US17275RBJ05

Initially $

CISCO SYSTEMS, INC., a California corporation (the “Company”), which term includes any successor under the Indenture hereinafter referred to on the reverse hereof, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of                      ($        ) or such other amount as indicated on the Schedule of Exchange of Notes attached hereto on September 20, 2021.

Interest Rate: 1.850% per annum

Interest Payment Dates: March 20 and September 20 of each year, commencing March 20, 2017

Record Dates: March 5 and September 5

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

Exhibit C-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CISCO SYSTEMS, INC.

By:
Authorized Signatory

Exhibit C-3

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Exhibit C-4

Cisco Systems, Inc.

1.850% Senior Notes due 2021

Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or provided for, if no interest has been paid, from September 20, 2016, to but excluding the next Interest Payment Date; provided that if an Interest Payment Date for the Notes falls on a day that is not a Business Day, the interest payment shall be postponed to the next succeeding Business Day. The Company will pay interest semiannually in arrears on each Interest Payment Date, commencing March 20, 2017, to the person in whose name the Notes are registered at the close of business on the immediately preceding Record Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Redemption

The Notes are redeemable, in whole or in part, at the option of the Company, at any time or from time to time at a redemption price (the “Redemption Price”) equal to (i) the greater of (a) 100% of the principal amount to be redeemed and (b) the sum of the present values of the Remaining Scheduled Payments on such Notes discounted to the Redemption Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest to, but excluding the date of redemption or (ii) on or after the Par Call Date, we may redeem the Notes at a redemption price equal to 100% of the principal amount of the Notes being redeemed, in each case upon delivery of the Notes to the Paying Agent by the Holder as set forth in the Indenture. Notwithstanding the foregoing, any payment of interest becoming due on or before the date fixed for redemption shall be payable to the Holders of such Notes registered as such on the relevant record date. The Redemption Price will be paid in cash. The Company shall calculate the relevant Redemption Price.

The Company will prepare and mail (or otherwise transmit in accordance with the procedures of the Depositary) a notice of redemption to each Holder to be redeemed by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. On and after a redemption date, interest will cease to accrue on the Notes called for redemption (unless the Company shall default in the payment of the redemption price and accrued interest). If less than all of the Notes are to be redeemed, the Depositary shall select the Notes to be redeemed in accordance with its operational arrangements. If the Notes are not Global Securities held by the Depositary, the Notes to be redeemed shall be selected by the Trustee by lot; provided, however that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

“Comparable Treasury Issue” means the United States Treasury security, selected by a Reference Treasury Dealer (as defined below) as selected by the Company, as having an actual or interpolated maturity comparable to the remaining term of the Notes called for redemption, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of Notes called for redemption.

Exhibit C-5

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date after excluding the highest and lowest Reference Treasury Dealer Quotations or (2) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations for that redemption date.

“Par Call Date” means on or after August 20, 2021 (one month prior to the maturity date).

“Reference Treasury Dealer” means Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and any other primary U.S. Government securities dealer selected by the Company, and each of their respective successors. If any Reference Treasury Dealer shall cease to be a primary U.S. Government securities dealer, the Company will substitute another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotations” means, on any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealer selected by the Company at 3:30 p.m., New York City time, on the third Business Day preceding that redemption date.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of and interest on the Notes called for redemption (assuming that the Notes matured on their Par Call Date) that would be due after the related redemption date but for that redemption. If that redemption date is not an Interest Payment Date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on such Notes will be reduced by the amount of interest accrued to such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent Yield to Maturity (computed as of the third Business Day immediately preceding that redemption date) of the Comparable Treasury Issue (as defined above), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined above) for that redemption date.

Paying Agent

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

Exhibit C-6

Indenture; Defined Terms

This Note is one of the 1.850% Senior Notes due 2021 (the “Notes”) issued under an Indenture, dated as of March 3, 2014, between the Company and the Trustee (the “Indenture”) and established pursuant to an Officer’s Certificate dated September 20, 2016, issued pursuant to Sections 2.01 and 2.03 of the Indenture. This Note is a Security and the Notes are “Securities” under the Indenture. For purposes of the Indenture, “holder” includes the beneficial owner of interests in any Security.

Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “Trust Indenture Act”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the Trust Indenture Act, and thereafter as in effect on the date on which the Indenture is qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

Denominations; Transfer; Exchange

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.

Amendment; Supplement; Waiver

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the rights of any Holder of a Security.

Defaults and Remedies

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of the Securities of all affected series then Outstanding (including the Notes) voting together as a single class, shall by written notice, require the Company to repay immediately the entire principal amount of the Outstanding Securities, together with all accrued and unpaid interest. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, then the entire principal amount of the Outstanding Securities (including the Notes) will automatically

Exhibit C-7

become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities of all affected series (including the Notes) at the time Outstanding (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

Authentication

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

Abbreviations and Defined Terms

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law

The laws of the State of New York shall govern the Indenture and this Note.

Exhibit C-8

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

Signature

Signature Guarantee:

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

Exhibit C-9

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

Exhibit C-10

EXHIBIT D

[FORM OF 2023 FIXED RATE NOTE]

[FORM OF FACE OF NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibit D-1

Cisco Systems, Inc.

2.200% Senior Notes due 2023

No.	CUSIP No.17275R BH4
ISIN No. US17275RBH49

Initially $

CISCO SYSTEMS, INC., a California corporation (the “Company”), which term includes any successor under the Indenture hereinafter referred to on the reverse hereof, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of                          ($        ) or such other amount as indicated on the Schedule of Exchange of Notes attached hereto on September 20, 2023.

Interest Rate: 2.200% per annum

Interest Payment Dates: March 20 and September 20 of each year, commencing March 20, 2017

Record Dates: March 5 and September 5

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

Exhibit D-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CISCO SYSTEMS, INC.

By:
Authorized Signatory

Exhibit D-3

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Exhibit D-4

Cisco Systems, Inc.

2.200% Senior Notes due 2023

Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or provided for, if no interest has been paid, from September 20, 2016, to but excluding the next Interest Payment Date; provided that if an Interest Payment Date for the Notes falls on a day that is not a Business Day, the interest payment shall be postponed to the next succeeding Business Day. The Company will pay interest semiannually in arrears on each Interest Payment Date, commencing March 20, 2017, to the person in whose name the Notes are registered at the close of business on the immediately preceding Record Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Redemption

The Notes are redeemable, in whole or in part, at the option of the Company, at any time or from time to time at a redemption price (the “Redemption Price”) equal to (i) the greater of (a) 100% of the principal amount to be redeemed and (b) the sum of the present values of the Remaining Scheduled Payments on such Notes discounted to the Redemption Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Treasury Rate plus 12.5 basis points, plus, in each case, accrued and unpaid interest to, but excluding the date of redemption or (ii) on or after the Par Call Date, we may redeem the Notes at a redemption price equal to 100% of the principal amount of the Notes being redeemed, in each case upon delivery of the Notes to the Paying Agent by the Holder as set forth in the Indenture. Notwithstanding the foregoing, any payment of interest becoming due on or before the date fixed for redemption shall be payable to the Holders of such Notes registered as such on the relevant record date. The Redemption Price will be paid in cash. The Company shall calculate the relevant Redemption Price.

The Company will prepare and mail (or otherwise transmit in accordance with the procedures of the Depositary) a notice of redemption to each Holder to be redeemed by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. On and after a redemption date, interest will cease to accrue on the Notes called for redemption (unless the Company shall default in the payment of the redemption price and accrued interest). If less than all of the Notes are to be redeemed, the Depositary shall select the Notes to be redeemed in accordance with its operational arrangements. If the Notes are not Global Securities held by the Depositary, the Notes to be redeemed shall be selected by the Trustee by lot; provided, however that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

“Comparable Treasury Issue” means the United States Treasury security, selected by a Reference Treasury Dealer (as defined below) as selected by the Company, as having an actual or interpolated maturity comparable to the remaining term of the Notes called for redemption, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of Notes called for redemption.

Exhibit D-5

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date after excluding the highest and lowest Reference Treasury Dealer Quotations or (2) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations for that redemption date.

“Par Call Date” means on or after July 20, 2023 (two months prior to the maturity date).

“Reference Treasury Dealer” means Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and any other primary U.S. Government securities dealer selected by the Company, and each of their respective successors. If any Reference Treasury Dealer shall cease to be a primary U.S. Government securities dealer, the Company will substitute another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotations” means, on any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealer selected by the Company at 3:30 p.m., New York City time, on the third Business Day preceding that redemption date.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of and interest on the Notes called for redemption (assuming that the Notes matured on their Par Call Date) that would be due after the related redemption date but for that redemption. If that redemption date is not an Interest Payment Date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on such Notes will be reduced by the amount of interest accrued to such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent Yield to Maturity (computed as of the third Business Day immediately preceding that redemption date) of the Comparable Treasury Issue (as defined above), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined above) for that redemption date.

Paying Agent

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

Indenture; Defined Terms

This Note is one of the 2.200% Senior Notes due 2023 (the “Notes”) issued under an Indenture, dated as of March 3, 2014, between the Company and the Trustee (the “Indenture”)

Exhibit D-6

and established pursuant to an Officer’s Certificate dated September 20, 2016, issued pursuant to Sections 2.01 and 2.03 of the Indenture. This Note is a Security and the Notes are “Securities” under the Indenture. For purposes of the Indenture, “holder” includes the beneficial owner of interests in any Security.

Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “Trust Indenture Act”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the Trust Indenture Act, and thereafter as in effect on the date on which the Indenture is qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

Denominations; Transfer; Exchange

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.

Amendment; Supplement; Waiver

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the rights of any Holder of a Security.

Defaults and Remedies

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of the Securities of all affected series then Outstanding (including the Notes) voting together as a single class, shall by written notice, require the Company to repay immediately the entire principal amount of the Outstanding Securities, together with all accrued and unpaid interest. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, then the entire principal amount of the Outstanding Securities (including the Notes) will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes

Exhibit D-7

unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities of all affected series (including the Notes) at the time Outstanding (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

Authentication

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

Abbreviations and Defined Terms

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law

The laws of the State of New York shall govern the Indenture and this Note.

Exhibit D-8

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

Signature

Signature Guarantee:

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

Exhibit D-9

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

Exhibit D-10

EXHIBIT E

[FORM OF 2026 FIXED RATE NOTE]

[FORM OF FACE OF NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibit E-1

Cisco Systems, Inc.

2.500% Senior Notes due 2026

No.	CUSIP No. 17275R BL5
ISIN No. US17275RBL50

Initially $

CISCO SYSTEMS, INC., a California corporation (the “Company”), which term includes any successor under the Indenture hereinafter referred to on the reverse hereof, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of                      ($        ) or such other amount as indicated on the Schedule of Exchange of Notes attached hereto on September 20, 2026.

Interest Rate: 2.500% per annum

Interest Payment Dates: March 20 and September 20 of each year, commencing March 20, 2017

Record Dates: March 5 and September 5

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

Exhibit E-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CISCO SYSTEMS, INC.

By:
Authorized Signatory

Exhibit E-3

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Exhibit E-4

Cisco Systems, Inc.

2.500% Senior Notes due 2026

Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or provided for or, if no interest has been paid, from September 20, 2016, to but excluding the next Interest Payment Date; provided that if an Interest Payment Date for the Notes falls on a day that is not a Business Day, the interest payment shall be postponed to the next succeeding Business Day. The Company will pay interest semiannually in arrears on each Interest Payment Date, commencing March 20, 2017, to the person in whose name the Notes are registered at the close of business on the immediately preceding Record Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Redemption

The Notes are redeemable, in whole or in part, at the option of the Company, at any time or from time to time at a redemption price (the “Redemption Price”) equal to (i) the greater of (a) 100% of the principal amount to be redeemed and (b) the sum of the present values of the Remaining Scheduled Payments on such Notes discounted to the Redemption Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Treasury Rate plus 12.5 basis points, plus, in each case, accrued and unpaid interest to, but excluding the date of redemption or (ii) on or after the Par Call Date, we may redeem the Notes at a redemption price equal to 100% of the principal amount of the Notes being redeemed, in each case upon delivery of the Notes to the Paying Agent by the Holder as set forth in the Indenture. Notwithstanding the foregoing, any payment of interest becoming due on or before the date fixed for redemption shall be payable to the Holders of such Notes registered as such on the relevant record date. The Redemption Price will be paid in cash. The Company shall calculate the relevant Redemption Price.

The Company will prepare and mail (or otherwise transmit in accordance with the procedures of the Depositary) a notice of redemption to each Holder to be redeemed by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. On and after a redemption date, interest will cease to accrue on the Notes called for redemption (unless the Company shall default in the payment of the redemption price and accrued interest). If less than all of the Notes are to be redeemed, the Depositary shall select the Notes to be redeemed in accordance with its operational arrangements. If the Notes are not Global Securities held by the Depositary, the Notes to be redeemed shall be selected by the Trustee by lot; provided, however that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

“Comparable Treasury Issue” means the United States Treasury security, selected by a Reference Treasury Dealer (as defined below) as selected by the Company, as having an actual or interpolated maturity comparable to the remaining term of the Notes called for redemption, that would be utilized, at the time of selection and in accordance with customary financial

Exhibit E-5

practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of Notes called for redemption.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date after excluding the highest and lowest Reference Treasury Dealer Quotations or (2) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations for that redemption date.

“Par Call Date” means on or after June 20, 2026 (three months prior to the maturity date).

“Reference Treasury Dealer” means Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and any other primary U.S. Government securities dealer selected by the Company, and each of their respective successors. If any Reference Treasury Dealer shall cease to be a primary U.S. Government securities dealer, the Company will substitute another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotations” means, on any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealer selected by the Company at 3:30 p.m., New York City time, on the third Business Day preceding that redemption date.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of and interest on the Notes called for redemption (assuming that the Notes matured on their Par Call Date) that would be due after the related redemption date but for that redemption. If that redemption date is not an Interest Payment Date with respect to the Notes called for redemption, the amount of the next succeeding scheduled interest payment on such Notes will be reduced by the amount of interest accrued to such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent Yield to Maturity (computed as of the third Business Day immediately preceding that redemption date) of the Comparable Treasury Issue (as defined above), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined above) for that redemption date.

Paying Agent

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

Exhibit E-6

Indenture; Defined Terms

This Note is one of the 2.500% Senior Notes due 2026 (the “Notes”) issued under an Indenture, dated as of March 3, 2014, between the Company and the Trustee (the “Indenture”) and established pursuant to an Officer’s Certificate dated September 20, 2016, issued pursuant to Sections 2.01 and 2.03 of the Indenture. This Note is a Security and the Notes are “Securities” under the Indenture. For purposes of the Indenture, “holder” includes the beneficial owner of interests in any Security.

Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “Trust Indenture Act”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the Trust Indenture Act, and thereafter as in effect on the date on which the Indenture is qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

Denominations; Transfer; Exchange

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.

Amendment; Supplement; Waiver

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the rights of any Holder of a Security.

Defaults and Remedies

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of the Securities of all affected series then Outstanding (including the Notes) voting together as a single class, shall by written notice, require the Company to repay immediately the entire principal amount of the Outstanding Securities, together with all accrued and unpaid interest. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, then the entire principal amount of the Outstanding Securities (including the Notes) will automatically

Exhibit E-7

become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities of all affected series (including the Notes) at the time Outstanding (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

Authentication

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

Abbreviations and Defined Terms

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law

The laws of the State of New York shall govern the Indenture and this Note.

Exhibit E-8

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

Signature

Signature Guarantee:

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

Exhibit E-9

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

Exhibit E-10